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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 August 23, 1999

                         Commission File Number: 1-13327

                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

      District of Columbia                                     54-1666769
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 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation of organization)                            Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                            20166
        (Mail) P.O. Box 319
          Sterling, Va.
                                                                   20167
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(Address of principal executive offices)                         (Zip Code)

           Registrant's telephone number, including area code: (703) 471-7606.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes __X__ No ____

                              (2) Yes __X__ No ____



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Item 4. Changes In Registrant's Certifying Accountant

(a) Registrant hereby announces the resignation of the relationship between Registrant and its independent accountant, Correa Berger and Associate, PLLC.

(i) The Registrant's independent accountant, Correa Berger and Associate, PLLC, resigned by letter received by Registrant on August 16, 1999.

(ii) Correa Berger and Associate, PLLC did not reflect any adverse opinion or disclaimer of opinion in reference to the Registrant, nor did Correa Berger and Associate, PLLC disclaim, qualify or modify as to uncertainty, any opinion rendered by it.

(iii) Registrant's decision to accept the resignation of Correa Berger and Associate, PLLC was recommended by Registrant's Audit Committee and confirmed and approved by the Board of Directors of the Registrant.

(iv) There were no disagreements, disputes, or differences through the date of resignation with Correa Berger and Associate, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Correa Berger and Associate, PLLC did not inform management of Registrant of any reportable events (as defined by Regulation S-K, Rule 304 A(a)(i)(v)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Century Industries, Inc.

August 23, 1999               /s/ Ted L. Schwartzbeck
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                              Ted L. Schwartzbeck
                              Chairman, President